

Dorchester Minerals, LP

MID-YEAR UPDATE

December, 2018

DMLP
NASDAQ



Royalty and NPI Production

Royalty Production

- Oil largely driven by robust Midland Basin development
- Gas decline is suppressed by associated gas from Bakken and Permian.

NPI Production

- Oil was driven by Bakken participation and recent contributions from Permian APO interests
- Gas production is dominated by Hugoton Field


Daily Gas Rate (Mcfd)
100,000
10,000
1,000
100
2013
2014
2015
2016
2017
2018


Daily Oil Rate (Bopd)
Change in Hugoton gas sales contract
100,000
10,000
1,000
100
2013
2014
2015
2016
2017
2018

Note: Production graph limited to "in pay" volumes. Plant Products are included as gas equivalent prior to 2014.

Minerals NPI

Activity from August 2013 through October 2018

- NPI deficits in 2018 are due to 46 new Bakken capital commitments totaling $15MM
- NPI deficit as of October 2018 is $4.8MM with $10.8MM of cash retained for capital commitments
- NPI payments to DMLP for trailing 12 months through October 2018 total $6.6MM


Balance ($ Millions)
NPI Payments
$5
$0
($5)
($10)
($15)
($20)
($25)
2013
2014
2015
2016
2017
2018
NPI Payments
Retained Cash
Outstanding Capital Commitments
NPI Deficit Balance

DMLP NASDAQ

Minerals NPI

Trailing 12 Months Activity through October 2018

- Trailing 12 months operating margin of 71%

Trailing 12 Months Revenue	$26.1 MM
Trailing 12 Months Expenses (LOE, taxes, etc.)	($7.7 MM)
Trailing 12 Months Net Operating Income	**$18.4 MM**
Trailing 12 Months NPI Payments	**$6.6 MM**

Outstanding Capital Commitments

By Play	
Bakken	($ 15.5 MM)
Other Basins	($ 0.1 MM)
Total Capital Commitments	($ 15.6 MM)

By Status	
Wells in Pay Status	($ 2.9 MM)
Wells not in Pay Status	($ 12.7 MM)
Total Capital Commitments	($ 15.6 MM)

Note: Outstanding Capital Commitments at October 2017 were $6.9 MM

Bakken/Three Forks

McKenzie County

- 320 gross ac (104 net ac)
- Average NRI → 3.960% (2,633-acre unit)
- Participated with unleased mineral interest

Continental Resources

Uhlman-Pittsburgh Unit (20 wells)

4 wells producing – 16 wells spud/WOC

Participated in all producing and proposed wells

Gross D&C costs per 10,000' well → $8.4 MM

Middle and Lower Three Forks benches have not been targeted

Uhlman 1-7H (1st Prod 2014) → EUR: 1.0 MMboe

Recent Results:

Pittsburgh 3-7H → IP – 3,001 boed - MB (81% oil)

Uhlman Federal 2-7H1 → IP – 2,870 boed – TF1 (80% oil)

Uhlman Federal 3-7H → IP – 3,748 boed – MB (81% oil)

Cumulative 9 month production → 690,000 boe


WILLIAMS

Note: Test rates & production volumes from DrillingInfo through September 2018.

Midland Basin

Northern Upton County

- Leased at all depths in 9,372 gross ac (428 net ac)
- Unleased at various depths in 12,899 gross ac (500 net ac)
- DMOLP has backed-in with full APO working interest in 45 horizontal wells
- 21 additional horizontal wells have been spud but have not reached payout

Parsley Energy

1) Sebastian 19-18 (6 wells)

3 wells producing (none in pay) – 3 wells spud
Average NRI → 14.735% (unleased BPO & leased RI)
IP – 936 boed (84% oil)
First full production month → 74,000 boe

2) JRS Farms 22-27 (6 wells)

6 wells producing (all in pay)
Average NRI → 2.094% (unleased, APO)
Cumulative 22 month production → 1,748,000 boe (74% oil)

3) Louis (9 wells)

6 wells producing (all in pay) – 3 permits
Average NRI → 6.250% (leased RI)
Cumulative 30 month production → 1,308,000 boe (72% oil)
Initial wells were 1-mile laterals, new permits are 2-mile laterals

COG Operating

4) Neal Ranch 42 (6 wells)

6 wells producing (all in pay)
Average NRI → 1.650% (unleased BPO, APO & leased RI)
Cumulative 37 month production → 1,942,000 boe (72% oil)
Most recent well paid out in 9 months


Block 40, T5S
Block 38, T5S
Block 39, T5S
UPTON
1
2
3
4
Legend
Acreage unleased at some depth
Acreage leased all depths
Other DMLP Acreage

Note: Test rate & production volumes from DrillingInfo, through September 2018. Acreage totals & well counts limited to tracts colored in green and yellow.

Delaware Basin

Winkler County

- Wolfcamp / Bone Springs
- Varying undivided perpetual mineral interests in 6,400 gross acres in Block 27
- 90% leased/HBP with average NRI of 8.940%
- Recent activity has extended the prospective limits of the Basin to the east
- Current activity contiguous to DMLP position
  - 4 wells producing
  - 22 wells spud/WOC
  - 8 wells permitted not spud (3 on DMLP tracts)
- Limited public production data
- Operators are Felix, Mewbourne, Oasis and Concho
- Complex leasehold ownership makes consolidating units challenging, delaying development


Legend
Wells Spud in 2018
BLK 75
BLK 74
BLK 27
BLK 26
PEARL PASS 2116-27 1H
200,000 boe in 11 months
BULLET 27-12 1H
First prod. 9/2018
KILPACKER 20-27 2H
195,000 boe in 16 months
STAGECOACH B 2H
Perm: 4/3/2018
STAGECOACH 1H
Perm: 12/7/2017
CHUCKWAGON A 27-34-39 6201H
Perm: 10/15/2018
WINKLER
Sold leasehold for $3.6 MM in November 2018
THREE ELK STATE 4041-27 2H
231,000 boe in 23 months
GRIZZLY STATE 45-27 1H
161,000 boe in 12 months
UL MONTGOMERY 0310-21 1H
140,000 boe in 7 months
UNIVERSITY B21 5 W101OB
109,000 boe in 6 months
UNIVERSITY B21 5 W101PA
120,000 boe in 6 months
UL PITKIN 1201-21 1H
Spud: 10/16/2018